PLEDGE AGREEMENT

                                     BETWEEN

                              LYRIC HEALTH CARE LLC

                                       AND

                             MONARCH PROPERTIES, LP

                            DATED AS OF JUNE 23, 1998

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Pledge Agreement") made as of June 23, 1998 between LYRIC HEALTH CARE LLC ("Pledgor") for the benefit of MONARCH PROPERTIES, LP ("Monarch").

     The circumstances underlying the execution of this Pledge Agreement are as follows:

     A. As of June 23, 1998, Monarch purchased from subsidiaries of Lyric Health Care Holdings III, Inc. ("Subsidiary") and leased to Subsidiary various health care facilities ("Facilities") pursuant to a Master Lease, dated as of the date hereof ("Master Lease"). Subsidiary has concurrently subleased the Facilities to various subsidiaries of Subsidiary.

     B. Monarch has required, as a condition to its purchase of the Facilities and lease thereof to Subsidiary, that Pledgor execute and deliver to Monarch this Pledge Agreement, pursuant to which Pledgor pledges to Monarch, as security for the Guaranty, all shares of common stock now or hereafter owned by Pledgor in Subsidiary, on the terms and conditions hereinafter set forth.

     C. Capitalized words not defined herein shall have the definitions given them in the Master Lease.

     NOW, THEREFORE, in consideration of the foregoing, and other valuable consideration, the receipt, legal adequacy and sufficiency of which hereby are acknowledged, Pledgor agrees with Monarch as follows:

     1. DEFINITION OF "PLEDGED STOCK". For purposes of this Pledge Agreement, the term "Pledged Stock" means and includes all of the issued and outstanding shares of the common stock or other securities of Subsidiary now or hereafter owned by Pledgor or voting trust certificates or other documents of any kind evidencing any and all ownership or other interests of Pledgor in Subsidiary, including, without limitation, those listed on Exhibit A hereto and any supplemental Exhibit A attached hereto or delivered to Monarch from time to time.

     2. PLEDGE; RIGHTS AND REMEDIES. (a) As collateral security for the due payment and performance of all indebtedness and other liabilities and obligations payable or due to Monarch from Subsidiary under the Master Lease, whether now existing or hereafter arising (collectively, the "Obligations"), Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to Monarch all of Pledgor's right, title and interest in and to the Pledged Stock, and hereby grants to Monarch a security interest in all of its right, title and interest in and to the Pledged Stock and in the proceeds thereof. Concurrently herewith, Pledgor has delivered to Monarch the certificate representing the currently existing Pledged Stock, together with a

Stock Assignment Separate from Certificate ("Assignment"), substantially in the form of Exhibit B hereto, for the certificate representing the Pledged Stock, duly executed in blank. Monarch shall hold such certificate and Assignment as security for performance by Pledgor of the obligations secured hereby and shall at all times have the first priority and only lien therein.

          (b) If Pledgor becomes entitled to receive, or if Pledgor receives, any additional stock or voting trust certificate of Subsidiary (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any Pledged Stock, or otherwise, Pledgor shall accept any such instruments as Monarch's agent, shall hold them in trust for Monarch, and shall deliver them forthwith to Monarch in the exact form received, with Pledgor's endorsement when necessary, and/or appropriate stock powers duly executed in blank, to be held by Monarch, subject to the terms hereof, as further collateral security for the Obligations.

          (c) Upon the occurrence and continuation of an Event of Default, or the occurrence and continuation beyond any applicable cure or grace period of any other material breach of or default under the Obligations:

          (i) Any or all shares of the Pledged Stock held by Monarch hereunder may, at the option of Monarch, be registered in the name of Monarch or its nominee as pledgee, and Monarch or its nominee may thereafter, without notice, exercise all available voting and corporate rights at any meetings of Subsidiary and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such securities or upon the exercise by any such issuer of any right, privilege or option pertaining to any of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Monarch shall have no duty to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure or omission to do so or delay in so doing.

          (ii) Monarch shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to Monarch to be held by Monarch as additional security hereunder until applied to the Obligations.

          (iii) Monarch, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon Pledgor or any other person or entity, including without limitation, any trustee (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), immediately may collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or immediately may sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private-sale or sales, in whatever order Monarch may select, at any exchange, broker's board or at any of Monarch's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any Purchaser of all or any part of the Pledged Stock shall be required to purchase the securities constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of Monarch or any Monarch upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.

          (d) The proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition shall be applied as follows:

          (i) First, to the reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping, or otherwise of any and all of the Pledged Stock or in any way relating to the rights of Monarch hereunder, including reasonable attorneys fees and legal expenses;

          (ii) Second, to the satisfaction of the Obligations in such order as Monarch may determine in its sole discretion;

          (iii) Third, to the payment of any other amounts required by applicable law; and

          (iv) Fourth, to Pledgor, to the extent of the surplus proceeds, if any.

          (e) Monarch shall give Pledgor at least ten (10) Business Days' written notice of the time and place of any public sale or of the time after which a private sale may take place, and such notice shall be deemed to be reasonable notification of such matters.

     3. RIGHTS OF PLEDGOR UNTIL GUARANTY DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled:

          (a) to vote all or any part of the Pledged Stock at any and all shareholder meetings of Subsidiary and to execute consents in respect thereof, and to consent to, ratify or waive notice of any or all shareholder meetings of Subsidiary with the same force and effect as if this Pledge Agreement had not been made and, if necessary and upon the receipt of the written request from Pledgor, Monarch shall from time to time execute and deliver appropriate proxies for that purpose provided that Pledgor covenants and agrees not to vote the Pledged Stock in a manner that would create a Guaranty Default or breach of or default under the Obligations or create circumstances that, with the passage of time and/or the giving of notice, would create a Guaranty Default or breach of or default under the Obligations, and

          (b) to receive and collect or to have paid over all dividends declared or paid on the Pledged Stock, except (i) dividends or distributions constituting stock dividends, (ii) dividends or distributions in kind, or (iii) liquidating dividends (either partial or complete), provided that any and all such excepted dividends and distributions shall constitute additional collateral for the purposes of this Pledge Agreement and shall be delivered and pledged with Monarch in accordance with Section 2(b) hereof.

     4. REPRESENTATIONS. Pledgor represents and warrants that:

          (a) Pledgor is, as of the date hereof, the legal and beneficial owner of all of the Pledged Stock.

          (b) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for the security interest granted to Monarch under this Pledge Agreement.

          (c) Upon delivery of the Pledged Stock to Monarch or an agent for Monarch, this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance and subject to no other security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor that would include the Pledged Stock.

          (d) To the best of Pledgor's knowledge, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by Pledgor either (i) for the pledge by Pledgor of the Pledged Stock pursuant to this Pledge Agreement or for the execution, delivery or performance of this

Pledge Agreement by Pledgor, or (ii) for the exercise by Monarch of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Stock pursuant to this Pledge Agreement, subject to applicable state and federal securities laws and subject to change of control rules applicable to the nursing home licenses and Medicare/Medicaid certifications of the Facilities. Pledgor has the right and power and is duly authorized to enter into this Pledge Agreement.

          (e) Neither the execution or, delivery of this Pledge Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Pledge Agreement by Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, stockholder agreement, or other agreement or instrument to which Pledgor is a party or by which he is bound or (ii) any provision of law, any order of any court or administrative agency or rule or regulation applicable to Pledgor, subject to applicable state and federal securities laws.

          (f) Any assignee of all or any portion of the Pledged Stock is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claims arising out of the actions of Pledgor.

          (g) There are no actions, suits or proceedings (whether or not purportedly on behalf of Pledgor) pending or, to the best knowledge of Pledgor, threatened or affecting Pledgor that involve the Pledged Stock.

          (h) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by Pledgor of this Pledge Agreement have been obtained, subject to applicable state and federal securities laws and subject to change of control rules applicable to the nursing home licenses and Medicare/Medicaid certifications of the Facilities.

          (i) Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Delaware.

     5. COVENANTS. (a) Pledgor hereby covenants that, so long as the Obligations shall be outstanding and unpaid, in whole or in part, Pledgor will not, without Monarch's prior written consent, sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created or permitted hereby, nor shall Pledgor vote the Pledged Stock to permit or authorize Subsidiary to issue any new equity securities or debt convertible into equity securities.

          (b) Pledgor warrants and will defend Monarch's right, title and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

     6. SALE OF PLEDGED STOCK. (a) If Monarch shall determine to exercise its right to sell any part of the Pledged Stock, and if, in the opinion of counsel for Monarch, it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Pledgor will use its best efforts to cause Subsidiary to (i) execute and deliver, and cause the directors and officers of Subsidiary, to execute and deliver, all at Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of the Pledged Stock, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Monarch or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission thereto; (ii) comply with the provisions of the securities laws and regulations of any jurisdiction which Monarch shall designate; and (iii) make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 6(a) above will cause irreparable injury to Monarch, that Monarch shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of Pledgor contained in said subparagraph 6(a) shall be specifically enforceable against Pledgor. Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no other breach of or default under the Obligations has occurred and is continuing.

          (c) Notwithstanding the foregoing, Pledgor recognizes that Monarch may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Monarch has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

     7. COOPERATION. Pledgor shall, at any time and from time to time upon the request of Monarch, execute and deliver such further documents and do such further acts and things as Monarch reasonably may request in order to effectuate the purposes of this Pledge Agreement, including, without limitation, delivering to Monarch on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto.

     8. GENERAL. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Monarch shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to Pledgor.

          (b) No course of dealing between Pledgor and Monarch, nor any failure to exercise, nor any delay in exercising, on the part of Monarch, any right, power, or privilege, whether now existing or hereafter arising hereunder or under the obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

          (c) The rights and remedies herein provided and provided in all other agreements, instruments and documents delivered or to be delivered pursuant to any of the foregoing or the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

          (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

          (e) This Pledge Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of Monarch, and any purported assignment or delegation in the absence of such consent shall be void.

          (f) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

PLEDGOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON PLEDGOR UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK.

          (g) Pledgor recognizes that Monarch has relied on the pledge and security interest granted herein by Pledgor in extending credit and making the financial accommodations contemplated by the Master Lease and Pledgor agrees that such reliance by Monarch shall be sufficient consideration for this pledge.

          (h) This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (i) The section headings used herein are for convenience only and shall not be read or construed as limiting the substance or generality of this Pledge Agreement.

          (j) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neither, whenever the context of this Pledge Agreement so requires.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and first year first written above.


                                    LYRIC HEALTH CARE LLC

                                    By: Integrated Health Services, Inc.
                                    Its: Member

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.,
                                             its General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------